                                                                October 14, 1997

TO THE SHAREHOLDER:

The Fund ended the quarter September 30, 1997 with a Net Asset Value of $21.72 per share. This represents a 3.5% increase from $20.99 per share as of June 30, 1997, and a 5.4% increase from $20.61 per share at the end of the March 31, 1997 fiscal year.

In the table below, the performance of the Fund is compared to the average of the 18 other closed-end bond funds with which we have historically compared ourselves:

                Total Return-Percentage Change in Net Asset Value
                 Per Share with All Distributions Reinvested(1)
--------------------------------------------------------------------------------------------------

                            10 Years        5 Years        2 Years       1 Year         Quarter
                           To 09/30/97    To 09/30/97    To 09/30/97   To 09/30/97    To 09/30/97
--------------------------------------------------------------------------------------------------
1838 Bond Fund(2)              180.70%        49.96%         18.30%        14.27%          5.29%

Average of 18 Other
Closed-End Bond Funds(2)       161.55%        48.32%         17.73%        11.86%          3.97%

Salomon Bros. Bond Index(3)    190.87%        50.64%         16.81%        12.68%          5.08%

--------------------------------------------------------------------------------------------------

(1) - This is historical information and should not be construed as indicative of any likely future performance.
(2) - Source:  Lipper Analytical Services Corporation.
(3) - Comprised of long-term AAA and AA corporate bonds; series has been changed to include mortgage-backed securities.

The positive total return performance of the Fund in recent months is indicative of the improvement in bond prices as interest rates have fallen to their lowest levels of the year. The Fund has been able to participate in the very favorable markets as evidenced by the performance over the quarter and 12 month periods relative to both comparable funds and the benchmark index. In response to the strength of the market, we raised modest cash reserves with Commercial Paper totaling 2.3% of Net Assets at September 30, 1997. We would expect to redeploy the reserves into the market as interest rates potentially rise back up in October.

The table below updates the portfolio quality of the Fund's assets:

             Percent of Total Investment (Standard & Poor's Ratings)
---------------------------------------------------------------------------------------------
                      U.S. Treasuries,
                         Agencies &                                       B and       Not
Period Ended              AAA Rated     AA      A       BBB       BB      Lower      Rated
---------------------------------------------------------------------------------------------
September 30, 1997          17.4%      2.0%   34.3%    41.2%     4.5%     0.4%       0.3%
June 30, 1997               20.2%      1.3%   32.0%    40.6%     5.2%     0.4%       0.3%
March 31, 1997              22.3%      1.3%   31.9%    34.5%     9.3%     0.4%       0.3%
March 31, 1996              31.4%      1.2%   26.2%    27.4%     9.6%     3.9%       0.3%
---------------------------------------------------------------------------------------------

As evidenced by the table, the Fund's exposure to lower-rated corporate credits is at its lowest level in some time. We believe that the incremental return for the extra credit risk is insufficient for any additional allocation at this time. The currency crisis in Southeast Asia has relatively weakened the bonds of issuers in that region despite the strong bond markets. During September, the Fund purchased an issue of Korea Electric Power Co. debt to begin to take advantage of opportunities for incremental yield and potential total return from bonds that have been under market pressure. At September 30, 1997, total exposure was only 0.6% of Net Assets. If market opportunities permit, we would expect to increase total exposure in that region to approximately 5% of Net Assets. Such exposure is expected to be limited to sovereign government and government sponsored or government owned enterprises.

On September 18, 1997, the Board of Directors declared a dividend of $0.38 per share payable November 4, 1997 to shareholders of record September 30, 1997. We would like to remind shareholders of the opportunities presented by the Fund's dividend reinvestment plan. First Chicago Trust, the Fund's Transfer Agent and Dividend Paying Agent, can be reached at (201) 324-0498.


                                                           Sincerely,

                                                           /s/ John H. Donaldson
                                                           ---------------------
                                                           John H. Donaldson
                                                           President


SCHEDULE OF NET ASSETS                                                                        SEPTEMBER 30, 1997
(unaudited)
                                                              Moody's
                                                             Standard &
                                                               Poor's
                                                             Rating for
                                                                Debt      Principal     Identified Cost     Value
                                                             Securities  Amount (000's)    (Note 2)        (Note 1)
                                                             ----------  -------------- ---------------    --------
LONG TERM DEBT SECURITIES (94.47%)
ELECTRIC UTILITIES (10.55%)
Cleveland Electric Illuminating, 1st Mtge., 9.00%, 07/01/23    Bal/BB+     $1,800       $ 1,662,876     $ 1,926,000
Commonwealth Edison, 1st Mtge., 9.125%, 10/15/21 ...........  Baa2/BBB      2,000         2,062,500       2,122,500
Hydro Quebec, Gtd. Debs., 8.25%, 04/15/26 ..................    A2/A+       1,550         1,475,994       1,730,187
Korea Electric Power, Debs., 7.00%,  02/01/27 ..............   A1/AA-         500           484,160         500,625
Niagara Mohawk Power, 8.75%, 04/01/22 ......................   Ba3/BB       1,000         1,028,220       1,037,855
Utilicorp United Inc., Sr. Notes,  9.00%, 11/15/21 .........  Baa3/BBB      1,000         1,090,000       1,102,320
                                                                                        -----------     -----------
                                                                                          7,803,750       8,419,487
                                                                                        -----------     -----------
FINANCIAL (14.31%)
Chrysler Financial Corp., Notes, 12.75%, 11/01/99 ..........    A3/A        1,000         1,090,125       1,127,500
Citicorp Capital II, Capital Securities, 8.015%,  02/15/27..   Aa3/A-       2,000         2,012,070       2,065,000
FBS Capital I, Capital Securities, 8.09%, 11/15/26 .........   A2/BBB+      2,000         1,993,370       2,060,000
HSBC America Capital II, Capital Securities, 8.38%, 05/15/27   A2/BBB+      2,000         2,042,690       2,090,000
JPM Capital Trust II, Capital Securities, 7.95%,  02/01/27..  Aa2/AA-       1,000           986,950       1,025,000
Penn Central Corp., Sub. Notes, 10.625%, 04/15/00...........  Ba1/BBB-      1,000         1,150,640       1,095,160
Penn Central Corp., Sub. Notes, 10.875%, 05/01/11...........  Ba1/BBB-      1,500         1,634,965       1,957,050
                                                                                        -----------     -----------
                                                                                         10,910,810      11,419,710
                                                                                        -----------     -----------
INDUSTRIAL & MISCELLANEOUS (36.36%)
Chiquita Brands, Sr. Notes,  10.25%, 11/01/06...............    B1/B+         250           255,625         273,125
Georgia Pacific Corp., Debs., 9.625%, 03/15/22..............  Baa2/BBB-     1,000         1,059,240       1,132,500
Harcourt General Inc., Sr. Debs., 8.875%, 06/01/22..........  Baa1/BBB+     2,000         2,157,020       2,325,000
Harcourt General Inc., Debs., 7.30%,  08/01/2097............  Baa1/BBB+     1,250         1,245,250       1,226,563
K N Energy Inc., Debs., 8.75%, 10/15/24.....................   A3/BBB+      1,150         1,263,799       1,273,625
Mark IV Industries, Inc., Debs., 7.75%, 04/01/06............   Ba2/BB+        500           462,650         505,625
May Department Stores Co., Debs., 10.75%, 06/15/18..........    A2/A          150           154,385         158,813
News America Holdings Inc., Gtd. Debs., 7.90%, 12/01/95.....  Baa3/BBB      1,000           898,540         987,500
News America Holdings Inc., Sr. Debs., 10.125%, 10/15/12 ...  Baa3/BBB      2,050         2,163,503       2,385,688
North Dakota State Muni. Bond Bank, Water Sys. Rev.,
10.50%, 04/01/14............................................   Aaa/AAA      1,000         1,159,780       1,056,250
Philip Morris Deb., 7.75%,  01/15/27........................    A2/A        3,000         3,007,020       3,052,500
Rohm & Haas Co., Notes, 9.50%, 04/01/21.....................    A1/A        1,500         1,494,375       1,672,500
Smurfit Capital Funding, Gtd. Debs., 7.50%, 11/20/25 .......   Baa1/A-      2,000         1,990,780       2,015,000
Texaco Capital Inc., Debs., 7.50%, 03/01/43 ................    A1/A+       2,000         1,977,920       2,052,500
Time Warner Inc., Debs., 9.15%, 02/01/23 ...................   Ba1/BBB-     3,000         3,159,700       3,487,500
TRW, Inc., Notes, 9.25%, 12/30/11...........................    A2/A          275           326,312         332,062
TRW, Inc., Notes, 9.375%, 04/15/21..........................    A2/A          303           320,893         377,235
Union Camp Corp., Debs., 9.25%, 02/01/11....................    A1/A-       1,500         1,486,305       1,783,125
Western Atlas Inc., Debs., 8.55%, 06/15/24..................    A3/A-       2,539         2,651,998       2,900,808
                                                                                        -----------     -----------
                                                                                         27,235,095      28,997,919
                                                                                        -----------     -----------
TELEPHONE & COMMUNICATIONS (6.61%)
Continental Cablevision, 9.50%, 08/01/13 ...................  Baa2/BBB+     1,000         1,120,000       1,166,250
TCI Communications, Inc., Sr. Debs., 9.25%, 01/15/23........   Ba1/BBB-     2,000         1,991,940       2,149,280
TCI Communications, Inc., Sr. Debs., 8.75%, 02/15/23........   Ba1/BBB-     1,000         1,083,180       1,031,715
U.S. West Communications, Debs., 6.875%, 09/15/33...........   Aa3/A        1,000           896,920         928,750
                                                                                        -----------     -----------
                                                                                          5,092,040       5,275,995
                                                                                        -----------     -----------

                       See notes to financial statements.


                                                                Moody's
                                                               Standard &
                                                                 Poor's
                                                               Rating for
                                                                  Debt      Principal     Identified Cost     Value
                                                               Securities  Amount (000's)    (Note 2)        (Note 1)
                                                               ----------  -------------- ---------------    --------
TRANSPORTATION (11.76%)
AMR Corp., Debs., 10.00%, 04/15/21      ....................    Baa3/BBB-  $  2,000       $ 2,148,940      $ 2,530,930
Auburn Hills Trust, Gtd. Exchangeable Ctfs., 12.00%, 05/01/20     A3/A        1,000         1,000,000        1,545,125
Ford Holdings, Gtd. Debs., 9.375%, 03/01/20       ..........      A1/A+       1,000         1,117,790        1,225,000
Ford Motor Co., Debs., 8.875%, 01/15/22      ...............      A1/A+       1,500         1,480,350        1,777,500
Greater Orlando Aviation Auth., 8.20%, 10/01/12       ......     Aaa/AAA        500           551,875          548,750
Missouri Pacific Railroad, Income Debs., 5.00%, 01/01/45 ...    Baa3/BBB      1,122           692,960          702,652
Union Pacific Co., Debs., 8.625%, 5/15/22      .............    Baa2/BBB      1,000         1,062,430        1,055,000
                                                                                          -----------      -----------
                                                                                            8,054,345        9,384,957
                                                                                          -----------      -----------
MORTGAGE BACKED SECURITIES (5.95%)
FNMA Pool #313411, 7.00%,  03/01/04      ...................      NR/NR       1,903         1,925,388        1,923,010
GNMA Pool #780374, 7.50%, 12/15/23      ....................      NR/NR         865           858,243          882,980
GNMA Pool #417239, 7.00%, 02/15/26      ....................      NR/NR       1,943         1,970,685        1,942,758
                                                                                          -----------      -----------
                                                                                            4,754,316        4,748,748
                                                                                          -----------      -----------
U.S. GOVERNMENT & AGENCIES (8.93%)
U.S. Treasury Bonds, 10.75%, 08/15/05       ................      NR/NR       1,600         2,120,750        2,051,455
U.S. Treasury Bonds, 7.875%, 02/15/21       ................      NR/NR       2,900         2,888,219        3,373,715
U.S. Treasury Bonds, 8.125%, 08/15/21       ................      NR/NR       1,000         1,016,406        1,194,960
FNMA MTN,  7.47%,  07/19/07      ...........................     AAA/NR         500           499,141          500,540
                                                                                          -----------      -----------
                                                                                            6,524,516        7,120,670
                                                                                          -----------      -----------
TOTAL LONG TERM DEBT SECURITIES.............................                               70,374,872       75,367,486
                                                                                          -----------      -----------


COMMERCIAL PAPER (2.26%)
Ford Motor Credit Corp., 5.74%, 10/02/97      ..............      A1/P1       1,800         1,800,000        1,800,000
                                                                                          -----------      -----------

                                                                             Shares
                                                                             ------
INVESTMENT COMPANIES (0.29%)
High Yield Plus Fund        ................................      NR/NR      25,000           167,178          234,375
                                                                                          -----------      -----------

TOTAL INVESTMENTS (97.02%) .................................                              $72,342,050*     $77,401,861
                                                                                          ===========

OTHER ASSETS AND LIABILITIES (2.98%)........................                                                 2,378,609
                                                                                                           -----------

NET ASSETS (100.00%)........................................                                               $79,780,470
                                                                                                           ===========

* Also the cost for Federal income tax purposes. The aggregate gross unrealized appreciation in which there was an excess of market value over tax cost was $5,410,860, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $351,049.


                       See notes to financial statements.

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
September 30, 1997 (unaudited)

Assets:
   Investments in securities at value (identified cost $72,342,050) (Note 1).....................   $ 77,401,861
   Cash..........................................................................................        101,913
   Investment securities sold receivable.........................................................      2,047,587
   Interest receivable...........................................................................      1,535,184
   Dividends receivable..........................................................................        159,801
   Prepaid expenses..............................................................................          4,022
                                                                                                     -----------
     TOTAL ASSETS................................................................................     81,250,368
                                                                                                     -----------
Liabilities:
   Dividends payable ............................................................................      1,395,838
   Accrued expenses payable......................................................................         74,060
                                                                                                    ------------

     TOTAL LIABILITIES ..........................................................................      1,469,898
                                                                                                    ------------

Net Assets: (equivalent to $21.72 per share based on 3,673,258 shares of capital
   stock outstanding) ...........................................................................   $ 79,780,470
                                                                                                    ============

NET ASSETS consisted of:
   Capital paid-in...............................................................................   $ 76,078,400
   Distributions in excess of net investment income .............................................     (1,509,394)
   Accumulated net realized gain ................................................................        151,653
   Net unrealized appreciation of investments....................................................      5,059,811
                                                                                                    ------------

                                                                                                    $ 79,780,470
                                                                                                    ============

STATEMENT OF OPERATIONS
For the six months ended September 30, 1997 (unaudited)

Investment Income:
   Interest.....................................................................                    $  2,854,197
   Dividends....................................................................                         256,427
                                                                                                    ------------
     Total Investment Income ...................................................                       3,110,624
                                                                                                    ------------

Expenses:
   Investment advisory fees (Note 4)............................................  $     220,579
   Transfer agent fees..........................................................         26,578
   Insurance....................................................................          1,134
   Directors' fees and expenses.................................................         13,961
   Audit fees...................................................................         12,210
   State and local taxes........................................................         11,371
   Legal fees and expenses......................................................         13,503
   Reports to shareholders......................................................         11,469
   Custodian fees...............................................................          2,732
   Miscellaneous................................................................         20,923
                                                                                  -------------

     Total Expenses.............................................................                         334,460
                                                                                                    ------------
       Net Investment Income ...................................................                       2,776,164
                                                                                                    ------------
Realized and unrealized gain on investments (Note 1):
   Net realized gain from security transactions.................................                         211,845
                                                                                                    ------------
   Unrealized appreciation (depreciation) of investments:
     Beginning of period .......................................................       (235,973)
     End of period .............................................................      5,059,811
                                                                                  -------------

       Change in unrealized appreciation (depreciation) of investments..........                       5,295,784
                                                                                                    ------------
         Net realized and unrealized gain on investments........................                       5,507,629
                                                                                                    ------------
         Net increase in net assets resulting from operations...................                    $  8,283,793
                                                                                                    ============

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 Six Months Ended
                                                                                September 30, 1997    Year Ended
                                                                                    (unaudited)     March 31, 1997
                                                                                ------------------  --------------
Increase (decrease) in net assets:

Operations:
   Net investment income........................................................  $   2,776,164     $  5,547,419
   Net realized gain (loss) from security transactions (Note 2).................        211,845          (60,192)
   Change in unrealized appreciation (depreciation) of investments..............      5,295,784       (1,719,346)
                                                                                  -------------     ------------


   Net increase in net assets resulting from operations.........................      8,283,793        3,767,881
                                                                                  -------------     ------------

Dividends to shareholders from net investment income............................     (2,776,164)      (5,547,419)
Dividends to shareholders in excess of net investment income....................     (1,448,082)         (61,312)
Distributions to shareholders from tax return of capital........................              0         (119,660)
                                                                                  -------------     ------------
                                                                                     (4,224,246)      (5,728,391)
                                                                                  -------------     ------------

Capital share transactions:
   Net asset value of shares issued to shareholders in reinvestment of dividends
     from net investment income (Note 5)........................................              0          100,233
                                                                                  -------------     ------------

   Increase (decrease) in net assets............................................      4,059,547       (1,860,277)


Net Assets:
   Beginning of period..........................................................     75,720,923       77,581,200
                                                                                  -------------     ------------
   End of period................................................................  $  79,780,470     $ 75,720,923
                                                                                  =============     ============


                 HOW TO ENROLL IN THE DIVIDEND REINVESTMENT PLAN

       1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions which all shareholders of record are eligible to join. The method by which shares are obtained is explained on page 10. The Fund has appointed First Chicago Trust Company of New York to act as the Agent of each shareholder electing to participate in the plan. Information and application forms are available from First Chicago Trust Company of New York, P.O. Box 2500, Jersey City, New Jersey 07303-2500.


                       See notes to financial statements.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                Six Months Ended
                                               September 30, 1997              Year Ended March 31,
                                                                 -------------------------------------------------
                                                   (unaudited)    1997      1996       1995      1994       1993
                                                  ------------   -------------------------------------------------
   Per Share Operating Performance
   Net asset value, beginning of period...........   $20.61      $21.15    $20.64     $21.45    $22.27     $21.39
                                                     -------     -------   -------    -------   -------    ------
      Net investment income.......................     0.76        1.51      1.58       1.58      1.61       1.68
      Net realized and unrealized gain (loss) on
         investments..............................     1.50       (0.49)     0.61      (0.67)    (0.68)      1.36
                                                     -------     -------   -------    -------   -------    ------
   Total from investment operations...............     2.26        1.02      2.19       0.91      0.93       3.04
                                                     -------     -------   -------    -------   -------    ------

   Less distributions
      Dividends from net investment income........    (0.76)      (1.51)    (1.58)     (1.58)    (1.73)     (1.84)
      Dividends in excess of net investment
        income....................................    (0.39)      (0.02)     0.00      (0.01)     0.00       0.00
      Distributions from net realized gain........     0.00        0.00     (0.06)      0.00      0.00      (0.32)
      Distributions in excess of net realized
        gain......................................     0.00        0.00      0.00       0.00     (0.02)      0.00
      Distributions from tax return of capital....     0.00       (0.03)    (0.04)     (0.13)     0.00       0.00
                                                     -------     --------  -------    -------   -------    -------

   Total distributions............................    (1.15)      (1.56)    (1.68)     (1.72)    (1.75)     (2.16)
                                                     -------     --------  -------    -------   -------    -------
   Net asset value, end of period ................   $21.72      $20.61    $21.15     $20.64    $21.45     $22.27
                                                     -------     --------  -------    -------   -------    -------
   Per share market price, end of period .........   $19.88      $19.75    $21.25     $20.13    $21.13     $24.75
                                                     =======     ========  =======    =======   =======    =======

   Total Investment Return
      Based on market value.......................    6.48%       0.28%    13.91%      3.41%   (7.72)%     18.91%

   Ratios/Supplemental Data
      Net assets, end of period (in 000's)........  $79,780     $75,721   $77,581    $75,384   $78,120    $73,595
      Ratio of expenses to average net assets
         (does not include loan interest
         expenses)................................    0.86%*      0.87%     0.86%      0.86%     0.92%      0.91%
      Ratio of net investment income to average
         net assets...............................   7.10%*       7.27%     7.37%      7.83%     7.11%      7.95%
      Portfolio turnover..........................  32.21%*      32.83%    43.25%     35.38%    18.91%     68.56%

   Number of shares outstanding at end of
      period (in 000's)...........................    3,673       3,673     3,668      3,653     3,642      3,304
   Amount of bank loans outstanding at end
      of period (in 000's)........................       $0          $0        $0         $0        $0         $0
   Average amount of bank loans outstanding
      during the period (in 000's)................       $0          $0        $0         $0        $0        $46
   Amount of maximum month-end bank loans
      during the period (in 000's)................       $0          $0        $0         $0        $0         $0
   Average amount of bank loans per share
      during the period ..........................    $0.00       $0.00     $0.00      $0.00     $0.00      $0.01
   Weighted average interest rate of bank loans
      during the period ..........................    0.00%       0.00%     0.00%      0.00%     0.00%      6.31%

* Annualized

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

Note 1 -- Significant Accounting Policies -- The 1838 Bond-Debenture Trading Fund ("the Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation-- Securities which are primarily traded in the over-the-counter market are valued at the mean of the bid prices on the last business day of the period generally obtained from at least two dealers regularly making a market in the security. Securities which are primarily traded on a national securities exchange are valued at the last reported sales price. The Fund believes that, because of the size of its position in securities, the primary market for the listed debt securities in its portfolio is the over-the-counter market. Short-term money market instruments which have a maturity of more than 60 days are valued at the mean bid prices for securities of a similar type, yield and maturity obtained from at least two dealers. Short-term money market instruments which have a maturity of 60 days or less are valued at amortized cost which approximates market value. At September 30, 1997, the Fund had invested 94.47% of its portfolio in long-term debt obligations of issuers engaged in electric utilities, financial, telephone and communications, transportation, industrial and other miscellaneous activities. The issuers' ability to meet these obligations may be affected by economic developments in their respective industries.

B. Determination of Gains or Losses on Sale of Securities -- Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

C. Federal Income Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund has a net tax basis capital loss carry-forward of approximately $17,000 as of March 31, 1997, which may be applied against any realized net capital gains of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carry-forward expires on March 31, 2005.

D. Other -- Security transactions are accounted for on the date the securities are purchased or sold. The Fund records interest income on the accrual basis. In computing net investment income, the Fund does not amortize premiums or accrue discounts on fixed income securities in the portfolio. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E. Distributions to Shareholders -- Distributions of net investment income will be made quarterly. Distributions of net capital gains realized will be made annually. Income distributions and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments in market discount and mortgage backed securities.

F. Use of Estimates in the Preparation of Financial Statements -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 -- Portfolio Transactions -- The following is a summary of the security transactions for the six months ended September 30, 1997:

                                                                 Proceeds
                                              Cost of           from Sales
                                             Purchases         or Maturities
                                             ---------         -------------
         Long Term Debt Securities......     $11,775,695        $13,132,223
         Other Securities...............     $ 1,800,000        $ 1,900,000


Note 3 -- Capital Stock-- At September 30, 1997, there were 10,000,000 shares of capital stock ($1.00 par value) authorized.

Note 4 -- Investment Advisory Contract and Payments to Affiliated Persons -- Under the terms of the current contract with 1838 Investment Advisors, L.P., advisory fees are paid monthly to the Investment Advisor at an annual rate of 5/8 of 1% on the first $40 million of the Fund's month end net assets and 1/2 of 1% on the excess.

Certain directors and officers of the Fund are also directors, officers and/or employees of the Investment Advisor or its corporate general partner, 1838 Investment Advisors, Inc. None of the directors so affiliated receives compensation for his services as a director of the Fund. Similarly, none of the Fund's officers receives compensation from the Fund.

Note 5 -- Dividend and Distribution Reinvestments -- In accordance with the terms of the Automatic Dividend Investment Plan, for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at net asset value if on the Friday preceding the payment date (the "Valuation Date") the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share, however, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the six-month period ended September 30, 1997, the Fund issued no shares under this plan.

DIVIDEND REINVESTMENT PLAN

1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions (the "Plan") pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. First Chicago Trust Company of New York acts as agent (the "Agent") for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the "Valuation Date"), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants' accounts. If, before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent's fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from First Chicago Trust Company of New York, P.O. Box 2500, Jersey City, New Jersey, 07303-2500.


             HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS
     Contact Your Transfer Agent, First Chicago Trust Company of New York, P.O. Box 2500, Jersey City, New Jersey 07303-2500, or call 201-324-0498

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

                                    DIRECTORS
-------------------------------------------------------------------------------

                                W. THACHER BROWN
                               JOHN GILRAY CHRISTY
                                JOHN H. DONALDSON
                                MORRIS LLOYD, JR.
                              JOHN J. McELROY, III
                                J. LAWRENCE SHANE


                                    OFFICERS
-------------------------------------------------------------------------------

                                JOHN H. DONALDSON
                                    President
                               ANNA M. BENCROWSKY
                                 Vice President
                                  and Secretary
                                  MARCIA ZERCOE
                                 Vice President
                               RHONDA L. McNAVISH
                            Assistant Vice President


                               INVESTMENT ADVISOR
-------------------------------------------------------------------------------

                         1838 INVESTMENT ADVISORS, L.P.
                     FIVE RADNOR CORPORATE CENTER, SUITE 320
                               100 MATSONFORD ROAD
                                RADNOR, PA 19087


                                    CUSTODIAN
-------------------------------------------------------------------------------

                       REPUBLIC NATIONAL BANK OF NEW YORK
                                452 FIFTH AVENUE
                               NEW YORK, NY 10018


                                 TRANSFER AGENT
-------------------------------------------------------------------------------

                     FIRST CHICAGO TRUST COMPANY OF NEW YORK
                                  P.O. BOX 2500
                           JERSEY CITY, NJ 07303-2500


                                     COUNSEL
-------------------------------------------------------------------------------

                      STRADLEY, RONON, STEVENS & YOUNG, LLP
                            2600 ONE COMMERCE SQUARE
                             PHILADELPHIA, PA 19103


                                    AUDITORS
-------------------------------------------------------------------------------

                            COOPERS & LYBRAND L.L.P.
                             2400 ELEVEN PENN CENTER
                             PHILADELPHIA, PA 19103

                                      1838

                          BOND--DEBENTURE TRADING FUND
                    ----------------------------------------

                         FIVE RADNOR CORPORATE CENTER,

                                    SUITE 320

                               100 MATSONFORD ROAD

                                RADNOR, PA 19087





                               Semi-Annual Report

                               September 30, 1997